UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 4, 2018, the Board of Directors (the “Board”) of Navient Corporation (the “Company”) amended and restated the Company’s Bylaws to implement “proxy access.” The Second Amended and Restated Bylaws (the “Amended Bylaws”) became effective on April 4, 2018.

The proxy access provisions in the Amended Bylaws are set forth in Article I Section 1.13. These provisions allow for an individual eligible shareholder or group of up to twenty (20) eligible shareholders to nominate and include in the Company’s proxy materials candidates for election to the Board, as long as such shareholder or the shareholder group, as applicable, continuously owns 3% or more of the outstanding shares of the Company’s common stock for at least three (3) years. The maximum number of proxy access nominees permitted cannot be more than the greater of two (2) or 20% of the Board (rounded down to the closest whole number), provided that the shareholder(s) and the nominee(s) satisfy the requirements further described in Section 1.13 of the Amended Bylaws.

                   This process is subject to additional eligibility, procedural and disclosure requirements set forth in the Amended Bylaws, including the requirement that proxy access notice must be delivered to the Company not less than one-hundred twenty (120) days nor more than one-hundred fifty (150) days before the first anniversary of the preceding year’s annual meeting for regularly scheduled annual meetings. Further, Article I Section 1.13 adds certain requirements that all nominees for directors and nominating shareholder(s) provide certain information, representations and agreements to the Company in order to be eligible for election.

                  The foregoing is only a summary of the proxy access provisions of the Amended Bylaws and is qualified in its entirety by reference to the Second Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this current report on Form 8-K and incorporated into this Item 5.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Navient Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: April 9, 2018	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer